SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Paradigm Funds

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To Be Held November 30, 2016

Dear Shareholders,

We are writing to let you know that the Board of Trustees of Paradigm Funds, an open-end investment management company organized as Ohio business trust (the “Trust”), has called a special meeting (the “Meeting”) of the shareholders of Paradigm Micro-Cap Fund, Paradigm Opportunity Fund, Paradigm Select Fund, and Paradigm Value Fund (each a “Fund” and collectively the “Funds”) to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, on November 30, 2016 at 1:00 p.m., Eastern Time, for the following purposes:

Proposals			Funds Voting	Recommendation of
the Board of Trustees
1	.	To elect Gary Greenhouse, Peter	Paradigm Funds	FOR
Heerwagen, Richard Koskey, and
George Philip to the Board of Trustees
of the Trust.

2	.	To transact such other business as may
properly come before the meeting or
any adjournments or postponements
thereof.

Only shareholders of record at the close of business on October 10, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be delivered to shareholders on or about October 21, 2016.

By Order of the Board of Trustees

Candace King Weir, President

YOUR VOTE IS IMPORTANT

     To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly as instructed on the proxy card. You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 1-877-59-FUNDS.

PARADIGM FUNDS 9 Elk Street Albany, NY 12207 ____________ PROXY STATEMENT ____________ SPECIAL MEETING OF SHAREHOLDERS To Be Held November 30, 2016 ____________ INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees” or “Board of Trustees”) of Paradigm Funds (the “Trust”) for use at the Special Meeting of the shareholders (the “Meeting”) of Paradigm Micro-Cap Fund, Paradigm Opportunity Fund, Paradigm Select Fund, and Paradigm Value Fund (each a “Fund” and collectively the “Funds”), to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, on November 30, 2016 at 1:00 p.m., Eastern Time, and at any and all adjournments thereof.

Proposals			Funds Voting	Recommendation of
the Board of Trustees
1	.	To elect Gary Greenhouse, Peter	Paradigm Funds	FOR
Heerwagen, Richard Koskey, and
George Philip to the Board of Trustees
of the Trust.

2	.	To transact such other business as may
properly come before the meeting or
any adjournments or postponements
thereof.

The Notice of Meeting, Proxy Statement and accompanying form of proxy will be delivered to shareholders on or about October 21, 2016.

Only shareholders of record at the close of business on October 10, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

Copies of the Funds’ most recent semi-annual and annual reports have been mailed to shareholders. If you would like to receive additional copies of these reports at no charge, please send a written request to the Trust’s transfer agent, Mutual Shareholder Services, at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or call 1-877-59-FUNDS.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at www.paradigm-funds.com. The Trust's Proxy Statement and annual and semi-annual reports are available by calling 1-877-59-FUNDS.

PROPOSAL 1 ELECTION OF TRUSTEES

     In this proposal, shareholders of the Funds are being asked to elect Gary Greenhouse, Peter Heerwagen, Richard Koskey, and George Philip (each a “Nominee,” together the “Nominees”) to the Board. Each Nominee has agreed to serve on the Board for an indefinite term.

     During a special meeting held on September 12, 2016, Mr. Greenhouse, Mr. Koskey, and Mr. Philip were each nominated for election to the Board by the members of the Board of Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (referred to hereafter as the “Independent Trustees”). The Trust’s Audit Committee members, each of whom is an Independent Trustee, serving as an ad hoc nominating committee, and the Board, together with the Independent Trustees, unanimously approved each Nominee’s nomination as Trustee.

     Mr. Heerwagen is an incumbent Trustee, having been appointed to that position by the Board in 2009. The 1940 Act requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees. To facilitate future compliance with this requirement, the Board now proposes to have shareholders elect Mr. Heerwagen to his current position. Even if shareholders do not elect Mr. Heerwagen, he will continue to serve in his current capacity pursuant to his appointment to the Board.

Information about the Nominees

     Below is information about each Nominee and the attributes that qualify each to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experiences of the Nominees makes each highly qualified.

     The Board believes each Nominee possesses experiences, qualifications and skills valuable to the Trust. Each Nominee has substantial business experience, effective leadership skills and an ability to critically review, evaluate and assess information.

Independent Trustee Nominees

     The Board believes that Mr. Greenhouse is qualified to serve as a Trustee because of his broad business background across multiple industries as well as his problem solving and relationship building skills. Mr. Greenhouse is the founder and CEO of Dr. Woods Products (2006 to present) and Managing Partner of Sylvia Woods Food Company (2000 to present), both nationally distributed consumer products brands. Mr. Greenhouse was previously CEO of A. Greenhouse Inc. (1974 to 1993), a third generation family-owned grocery distributor. Mr. Greenhouse was also the co-founder and subsequent board member of World Finer Foods from 1980 to 1994.

     The Board believes that Mr. Koskey is qualified to serve as a Trustee due to his tax expertise, business acumen, and his extensive board experience. As a certified public accountant, Mr. Koskey has assisted many individuals and helped businesses survive and flourish throughout his 50 year career. Since 1968, Mr. Koskey has been a named partner in the CPA firm of Pattison, Koskey, Howe, and Bucci. Mr. Koskey is also a member of the AICPA in the Personal Financial Specialist Division, NYSSCPA, and was appointed to the State of New York Small Business Advisory Board in 2003 at behest of Governor George Pataki. He was instrumental in the formation of the Columbia County Economic Development Corp and served as its Chairman from 1998 to 2005. From 1974 to 1994, Mr. Koskey was a member of the Board of Directors for the Columbia Memorial Hospital and served as its Chairman from 1990 to 1994. His other business affiliations include membership to Beekman Country Club, and American Bio Medica Corporation. He is also a former member of the Board of Directors of First Niagara Financial Group, the Board of Directors of Hudson River Bank and Trust, Gro Max LTD, and National Union Bank of Kinderhook.

     The Board believes that George Philip is qualified to serve as a Trustee due to, in part, his experience as an executive in both an academic setting and within the investment management industry. Mr. Philip served as the 18th president of the University of Albany, State University of New York from 2007 to 2013. Prior to this, Mr. Philip served as the Executive Director and Chief Investment Officer of the New York State Teachers’ Retirement System. Mr. Philip is also a current or past member of numerous professional organizations and governing bodies involved in financial, educational, and community activities including: First Niagara National Council on Treacher Retirement, Pension Managers Advisory Committee of the New York Stock Exchange, the Research Foundation of SUNY, St Peter’s Health Partners, Saratoga Performing Arts Center, US Airways Group, Inc., the University at Albany Council, and the Council of Institutional Investors. Mr. Philips also earned a JD degree from Western New England University School of Law.

     Additional information about Mr. Greenhouse, Mr. Koskey, and Mr. Philip is set forth in the following table:

Other
		Term of		Number of	Directorships
		Office and		Funds in the	Held by the
	Position(s)	Length of		Trust to be	Nominee
Name, Address[1]	Held with	Time	Principal Occupation(s)	Overseen by	During the Past
and Age	the Trust	Served	During the Past 5 Years	Nominee	5 Years

Gary Greenhouse	N/A	N/A	Founder and President, Dr.	4	0
Age: 73			Woods Products (a consumer
products company) (2006 –
Present); Founder and
Managing Partner, Sylvia
Woods Food Company (2000
– Present)

Richard Koskey	N/A	N/A	Shareholder, Pattison, Koskey,	4	Director,
Age: 77			Howe & Bucci, CPAs, P.C.,		American Bio
			(1968 – Present)		Medica
Corporation

George M. Philip	N/A	N/A	Retired (2013 – Present);	4	Director, First
Age: 69			President, University of		Niagara
			Albany, State University of		Financial Group
New York (2007 – 2013)

1 The mailing address of each Nominee is c/o Paradigm Funds, Nine Elk Street, Albany, New York 12207.

Incumbent Independent Trustee Nominee

     The Board believes that Mr. Heerwagen should be elected by shareholders as a Trustee principally because he is a highly accomplished attorney specializing in tax matters, with more than 40 years of experience in the investment management industry. Mr. Heerwagen joined The Ayco Company, L.P. (“Ayco”), a Goldman Sachs Company, as a principal in 1972. He served in many capacities until his retirement in 2009. In 1986, he became Chief Investment Officer of Ayco, and in 1993 he founded Ayco Asset Management. In 2003, he became a member of the Ayco Executive Committee responsible for the management of the firm. Mr. Heerwagen also currently serves as a Director on the Boards of Albany Medical Center and The Ayco Charitable Foundation. He has worked in the investment management industry since 1972 and will provide investment management knowledge to the Board of Trustees. Mr. Heerwagen’s legal background and organizational skills also help the Board set long-term goals for the Funds and establish processes for overseeing Trust policies and procedures.

The following table provides information regarding the incumbent Independent Trustee Nominee:

		Term of			Other
		Office and		Number of	Directorships
	Position(s)	Length of		Funds in the	Held by Trustee
Name, Address[2]	Held with	Time	Principal Occupation(s)	Trust	During the Past
and Age	the Trust	Served	During the Past 5 Years	Overseen	5 Years

Peter H. Heerwagen	Trustee	Indefinite	Peter H. Heerwagen, Attorney	4	0
Age: 71		Term, Since	at Law (2009 – Present)
August 2009

2 The mailing address of the incumbent Independent Trustee Nominee is c/o Paradigm Funds, Nine Elk Street, Albany, New York 12207.

Incumbent Interested Trustees and Officers

     The following table provides information regarding the incumbent interested Trustees (who are not Nominees) and the officers of the Trust:

Other
Directorships
Held by the
		Term of		Number of	Trustee or
	Position(s)	Office and		Funds in the	Officer During
Name, Address[3]	Held with	Length of	Principal Occupation(s)	Trust	the Past 5
and Age	the Trust	Time Served	During the Past 5 Years	Overseen	Years

Candace King	President	Indefinite	Co-Portfolio Manager of	4	0
Weir[4]	and	Term,	Paradigm Micro-Cap Fund
Age: 72	Trustee	Since 2002	since 2011, Paradigm Value
Fund, Paradigm Select Fund
and Paradigm Opportunity
Fund since February 2013;
Director, President, Chief
Investment Officer, and
Portfolio Manager of
Paradigm Capital
Management, Inc. since 1994;
Director and President of C.L.
King & Associates, Inc. since
1972; Managing Member of
PCM Ventures, LLC since
1996, PCM Ventures
International LLC since 2001,
PCM Ventures II, LLC since
2003, and PCM Ventures III,
LLC since 2010; Chief
Executive Officer and Director
of PCM Advisors LLC 2004-
2012, Paradigm Funds
Advisors LLC since 2005, and
Paradigm Capital
Management Growth
Advisors, Inc. 2007-2012.

Amelia F. Weir[5]	Secretary	Indefinite	Co-Portfolio Manager of	N/A	0
Age: 41		Term,	Paradigm Micro-Cap Fund
		Since 2009	since 2011, Paradigm Value
Fund, Paradigm Select Fund
and Paradigm Opportunity
Fund since February 2013;
Portfolio Manager and
Director of Research Paradigm
Capital Management (2008 –
current).

Carl A. Florio,	Trustee	Indefinite	Director and Vice Chairman	4	Director,
CPA[6]		Term,	of Paradigm Funds Advisor		American Bio
Age: 68		Since 2005	LLC and affiliated entities		Medical; Dir.,
			(2008 – current).		First Niagara
Financial Group

Other
Directorships
Held by the
		Term of		Number of	Trustee or
	Position(s)	Office and		Funds in the	Officer During
Name, Address[3]	Held with	Length of	Principal Occupation(s)	Trust	the Past 5
and Age	the Trust	Time Served	During the Past 5 Years	Overseen	Years

Robert A. Benton,	Treasurer,	Indefinite	SVP and CFO of Paradigm	N/A	0
CPA	Chief	Term,	Funds Advisor LLC and
Age: 62	Financial	Treasurer and	affiliated advisor (May 2006 –
	Officer, and	Chief	current), SVP and CFO of
	Chief	Financial	C.L. King & Associates, a
	Compliance	Officer Since	registered broker dealer
	Officer	2002, Chief	(February 2001 - current).
		Compliance	CCO of Paradigm Funds
		Officer Since	Advisor LLC and affiliated
		June 2016	advisor (June 2016 – current).

[3] The address of each Trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, New York 12207.
[4] Candace King Weir is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Funds’ investment adviser, Paradigm Funds Advisor LLC.
[5] Candace King Weir is the mother of Amelia Weir.
[6] Carl A. Florio is considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act, as amended, because he is an officer of the Trust’s investment advisor, Paradigm Funds Advisor LLC. Carl A. Florio is a member of the Board of Directors of a non-profit foundation that retains Paradigm Capital
Management, Inc. to manage a portion of the foundation’s assets. Candace King Weir is a Director and the President of Paradigm Capital Management, Inc.; and
an interested Trustee of the Trust; and CEO of the Trust’s investment advisor, Paradigm Funds Advisor LLC.

Incumbent Independent Trustees

The following table provides information regarding the incumbent independent Trustees (who are not Nominees):

		Term of			Other
		Office and		Number of	Directorships
	Position(s)	Length of		Funds in the	Held by Trustee
Name, Address[7]	Held with	Time	Principal Occupation(s)	Trust	During the Past
and Year of Birth	the Trust	Served	During the Past 5 Years	Overseen	5 Years

Anthony J. Mashuta	Trustee	Indefinite	President and Chairman of the	4	0
Age: 60		Term, Since	Board of Cool Insuring
		October	Agency, Inc. (1988 – current)
2004

William P. Phelan[8]	Trustee	Indefinite	Chief Executive Officer of	4	Director, MTI
Age: 60		Term, Since	Bright Hub, Inc. (an online		Micro (designs,
		September	source of original articles and		manufactures, and
		2007	reviews on science,		sells high-
			technology and education		performance test
			topics) (2006 – current).		and measurement
instruments and
systems)

7 The mailing address of the incumbent Independent Trustees is c/o Paradigm Funds, Nine Elk Street, Albany, New York 12207.
8 William P. Phelan is a limited partner in PCM Partners, LP II. As of February 29, 2016, he owned 1.17% of the PCM Partners, LP II partnership, the value of which was $2.34 million. Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust’s investment advisor, Paradigm Funds Advisor LLC.

Incumbent Trustee Qualifications

     Below are summaries of the qualifications of the two incumbent Trustees who are not candidates being proposed for election at the Meeting. The Trust has concluded that each of these Trustees should serve on the Board because of his or her ability to review and understand information about the Trust and the Fund provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

     The Trust has concluded that Ms. C. Weir should continue to serve as Trustee of the Trust principally because of the experience she has gained as chief executive officer and co-chief investment officer of the adviser to the Funds, her knowledge of and experience in the financial services industry, and the experience she has gained serving as Trustee of the Trust since 2002. In addition, Ms. C. Weir has been the President and Chief Investment Officer of Paradigm Capital Management, Inc., an institutional money management firm, since 1994 and President and Director of CL King & Associates, Inc., an institutional fixed income, equity trading and research group, since 1972. Her financial background and organizational skills help the Board set long-term goals for the Funds and establish processes for overseeing Trust policies and procedures. Ms. C. Weir has worked in the investment management industry since 1969 providing investment management knowledge to the Board of Trustees. Additionally, effective February 25, 2013, Ms. C. Weir has served as a co-portfolio manager to the Paradigm Value Fund, Paradigm Select Fund and Paradigm Opportunity Fund. Ms. C. Weir has also served as a co-portfolio manager to the Paradigm Micro-Cap Fund since December 27, 2011.

     The Trust has concluded that Mr. Florio should continue to serve as Trustee of the Trust principally because of the experience he has gained while serving as a Trustee of the Trust since its inception in 2002. Mr. Florio has a distinguished career in the finance and securities industry. He has been the Vice Chairman of Paradigm Capital Management, Inc., an institutional money management firm, since 2008. Mr. Florio was a director of First Niagara Financial Group, Inc. from January 2009 to July 2016, and served as a senior executive of the company in January 2005 until January 2008. Prior to that, he had been President and Chief Executive Officer of Hudson River Bancorp, Inc. beginning in 1995. He is currently a director of American Bio Medica Corporation, where he is a member of the Audit, Compensation and Executive Committees. As a former Certified Public Accountant and Audit Chair of the Federal Home Loan Bank of New York, Mr. Florio brings valuable risk management experience, budgeting and financial reporting skills to the Board of Trustees.

Trustee and Nominee Trust Ownership

     Some of the Nominees own shares of the Trust. The following table shows the dollar range of the shares beneficially owned by each Nominee and each incumbent Trustee as of December 31, 2015:

Aggregate Dollar Range
of Equity Securities in All
Registered Investment
Companies Overseen or
to be Overseen by
Incumbent Trustee or
Name of Trustee or			Nominee in Family of
Nominee	Dollar Range of Equity Securities in the Trust[9]		Investment Companies
Candace King Weir	Paradigm Value Fund	None	Over $100,000
	Paradigm Opportunity Fund	Over $100,000
	Paradigm Select Fund	Over $100,000
	Paradigm Micro-Cap Fund	Over $100,000
Carl A. Florio, CPA	Paradigm Value Fund	$50,001 - $100,000	Over $100,000
	Paradigm Opportunity Fund	None
	Paradigm Select Fund	$50,001 - $100,000
	Paradigm Micro-Cap Fund	None
Peter Heerwagen	Paradigm Value Fund	$50,001 - $100,000	$50,001 - $100,000
	Paradigm Opportunity Fund	None
	Paradigm Select Fund	None
	Paradigm Micro-Cap Fund	$10,001 - $50,000
Anthony J. Mashuta	Paradigm Value Fund	$50,001 - $100,000	Over $100,000
	Paradigm Opportunity Fund	$50,001 - $100,000
	Paradigm Select Fund	None
	Paradigm Micro-Cap Fund	$50,001 - $100,000
William P. Phelan	Paradigm Value Fund	Over $100,000	Over $100,000
	Paradigm Opportunity Fund	None
	Paradigm Select Fund	None
	Paradigm Micro-Cap Fund	None
Gary Greenhouse	None		None
Richard Koskey	Paradigm Value Fund	None	Over $100,000
	Paradigm Opportunity Fund	None
	Paradigm Select Fund	None
	Paradigm Micro-Cap Fund	Over $100,000
George Philip	None		None

9 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.

Trustee Compensation

     Trustee fees are paid by Paradigm Funds Advisor LLC, the Trust’s investment adviser (“Adviser” or “PCM”). Officers and Trustees of the Trust who are deemed “interested persons” of the Trust receive no compensation from the Trust. The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended December 31, 2015:

				Total
	Aggregate	Pension or		Compensation Paid
	Compensation	Retirement		to Trustees by
	from PCM for	Benefits Accrued	Estimated	PCM for Service to
	Service to the	as Part of Fund	Annual Benefits	Trust and Trust
Name and Position	Trust	Expenses	Upon Retirement	Complex
Candace King Weir, Trustee	$0	$0	$0	$0
Carl A. Florio, CPA, Trustee	$0	$0	$0	$0
Peter Heerwagen, Trustee	$8,000	$0	$0	$8,000
Anthony J. Mashuta, Trustee	$8,000	$0	$0	$8,000
William P. Phelan, Trustee	$8,000	$0	$0	$8,000

Leadership Structure and Board of Trustees

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The Board has engaged the Adviser to manage the Funds’ affairs, under the supervision of the’ Board of Trustees. The Board is currently composed of five Trustees, including three Trustees who are Independent Trustees. In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met four times during the last fiscal year.

Board Oversight of Risk

     Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Funds’ risks directly and through its officers. While day-to-day risk management responsibilities rest with the Trust’s Chief Compliance Officer, Adviser and other service providers, the Board monitors and tracks risk by:

     (i) receiving and reviewing quarterly reports related to the performance and operations of the Funds;

     (ii) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures;

     (iii) periodically meeting with the portfolio managers to review investment strategies, techniques and related risks;

     (iv) meeting with representatives of key service providers, including the Adviser, administrator, transfer agent, the custodian and the independent registered public accounting firm, to discuss the activities of the Funds;

     (v) engaging the services of the Chief Compliance Officer of the Trust to test the compliance procedures of the Trust and its service providers;

     (vi) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Funds’ financial condition and the Trust’s internal controls; and

     (vii) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation.

     The Board has concluded that its general oversight of the Adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Standing Committees

     The Audit Committee is the only standing committee of the Board and is composed solely of Independent Trustees. The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and (i) oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process, (ii) selects and recommends to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and (v) monitors the auditor’s independence.

     The Trust does not have a formal Nominating Committee. Rather, nominees are considered and nominated by the Independent Trustees. Because of the small size of the Board and the short operating history of the Trust, the Board has not felt that a formal Nominating Committee is necessary.

     When evaluating a person as a potential nominee to serve as a Trustee, the Independent Trustees may consider, among other factors, (i) whether the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Independent Trustees may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other Trustees; and (vi) any other factors deemed relevant and consistent with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers and any other source the independent Trustees consider appropriate.

     The Chairperson of the Board of Trustees is Candace King Weir, who is an “interested person” of the Trust, within the meaning of the 1940 Act, on the basis of her affiliation with the Funds and the

Adviser. The Board has elected William P. Phelan to serve as Lead Independent Trustee. The Lead Independent Trustee is a spokesperson and principal point of contact for the Independent Trustees and is responsible for coordinating the activities of the Independent Trustees, including chairing the meetings of the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time. The use of an interested Chairperson balanced by an independent Audit Committee and a Lead Independent Trustee allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairperson balanced by an independent Audit Committee and a Lead Independent Trustee is the appropriate leadership structure for the Board of Trustees.

The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of the Funds vote “FOR” the election of the Nominees to the Board of Trustees.

OTHER INFORMATION OPERATION OF THE FUND

     Each of the Funds is a diversified series of the Trust, an open-end management investment company organized as an Ohio business trust on September 13, 2002. The Board of Trustees supervises the business activities of the Trust. The Trust currently retains Paradigm Funds Advisor LLC, Nine Elk Street, Albany, New York, 12207, as its investment adviser. Premier Fund Solutions, Inc., 1939 Friendship Drive, Suite C, El Cajon, CA 92020, has been retained to manage the Trust’s business affairs and provide the Trust with administrative services. Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 acts as the Fund’s transfer agent and fund accountant. The firm of Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2016.

THE PROXY

     The Board of Trustees is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the Nominees, and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

     As of the Record Date, the following shares of beneficial interest of each Fund were issued and outstanding:

Paradigm Fund	Shares
Paradigm Micro-Cap Fund	1,719,351.18
Paradigm Opportunity Fund	188,451.98
Paradigm Select Fund	370,741.34
Paradigm Value Fund	1,274,869.53
Total Shares of the Trust Outstanding	3,553,414.03

     Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of more than one half of the aggregate number of shares of a Trust entitled to vote is necessary to constitute a quorum at the Meeting.

Approval of Proposal 1

     Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, vacant Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled.

     Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, such shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of special meetings). The NYSE does not consider Proposal 1 to be a non-routine matter that affects substantially a shareholder’s rights or privileges. Consequently, brokers holding shares of the Fund on behalf of clients may vote on Proposal 1 absent instructions from the beneficial owners of the shares.

     Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum and votes against a proposal. Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

Other Voting Information

     If (i) a quorum is not present at the Meeting, or (ii) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may propose adjournment of the Meeting for any reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

     The individuals named as proxies will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Trust’s management, as of the Record Date, the following shareholders were owners of record or beneficial owners of 5% or more of the outstanding shares of the Trust:

	Number of	Percentage of Outstanding
Shareholder Name and Address	Shares Owned	Shares of the Trust
National Financial Services	690,830.02	19.44%
FBO Customers
200 Liberty Street
New York, NY 10281-1033
Charles Schwab & Co., Inc.	314,026.22	8.84%
FBO Customers
101 Montgomery St.
San Francisco, CA 94104-4122

     Shareholders owning more than 25% of the shares of the Trust are considered to “control” the Trust, as that term is defined under the 1940 Act. Persons controlling the Trust can determine the outcome of any proposal submitted to the shareholders for approval.

SECURITY OWNERSHIP OF MANAGEMENT

     The following list indicates the Trustees, Nominees and Officers of the Trust who, to the best knowledge of the Trust, were the owners of more than 5% of the outstanding shares of the Trust on the Record Date.

	Number of	Percentage of Outstanding
Shareholder Name and Address	Shares Owned	Shares of the Trust
Candace King Weir	1,353,856.13	38.10%
9 Elk Street
Albany NY 12207

     Shareholders owning more than 25% of the shares of the Trust are considered to “control” the Trust, as that term is defined under the 1940 Act. Persons controlling the Trust can determine the outcome of any proposal submitted to the shareholders for approval.

     Candace King Weir owns approximately 38.10% of the Trust as a whole. As a group, the Trustees (including Ms. C Weir), Nominees and officers of the Trust own approximately 38.52% of the outstanding shares of the Trust as a whole. As a result, Ms. C. Weir individually and the Trustees, Nominees and Officers as a group may be deemed to control the Trust.

SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Amelia Weir, Secretary, Paradigm Funds, Nine Elk Street, Albany, New York 12207. Because the Trust has never received a shareholder proposal or a Trustee nomination from a shareholder, the Trust has not adopted a written policy regarding consideration of shareholder proposals or Trustee nominees recommended by shareholders.

COST OF SOLICITATION

     The Board of Trustees is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Special Meeting and the cost of soliciting proxies will be borne by Paradigm Funds Advisor LLC, the Trust’s investment adviser. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Paradigm Funds Advisor LLC will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Paradigm Funds Advisor LLC may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

OTHER MATTERS

     The Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

     A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund in which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Any shareholder proposal should be sent to Amelia Weir, Secretary, Paradigm Funds, Nine Elk Street, Albany, New York 12207.

DELIVERY OF VOTING INSTRUCTIONS

     If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 1-877-59-FUNDS, or write the Trust’s transfer agent, Mutual Shareholder Services, at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

BY ORDER OF THE BOARD OF TRUSTEES

AMELIA WEIR, Secretary

Dated October 18, 2016

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 1-877-59-FUNDS.

PARADIGM FUNDS

SPECIAL MEETING OF SHAREHOLDERS

November 30, 2016

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Gregory Getts and Umberto Anastasi proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Paradigm Funds (the “Trust”) to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 on November 30, 2016 at 1:00 p.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest on the proposals set forth on the reverse regarding: (i) the election of four Trustees to the Board of Trustees of Paradigm Funds, and (ii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

The undersigned acknowledges receipt with this Proxy of a copy of the
Notice of Special Meeting of Shareholders and the Proxy. Your
signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this
Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature ________________________	Date ______________
Joint Shareholder Signature	Date ______________

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on November 30, 2016: The Notice of Special Meeting and Proxy Statement are available at www.paradigm-funds.com.

Please fill in box(es) as shown using black or blue ink. [x]
Proposal 1. To elect the following four individuals as Trustees:
		FOR	WITHHOLD
(1)	Gary Greenhouse	[ ]	[ ]
(2)	Peter Heerwagen	[ ]	[ ]
(3)	Richard Koskey	[ ]	[ ]
(4)	George Philip	[ ]	[ ]

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR EACH NOMINEE AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Mail to:

Paradigm Funds, 8000 Town Centre Dr., Ste 400, Broadview Heights, OH 44147